UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 9, 2005



                               GraphOn Corporation
             (Exact name of Registrant as specified in its charter)


       Delaware                   0-21683                   13-3899021
      (State of            (Commission File No.)          (IRS Employer
    incorporation)                                     Identification No.)


                               3130 Winkle Avenue
                          Santa Cruz, California 95065
                    (Address of principal executive offices)


                  Registrant's telephone number: (800) 472-7466


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

      On February 9, 2005, the Registrant's Audit Committee dismissed BDO Seidman, LLP as the Registrant's independent auditors (the "Former Auditor").

      The Former Auditor's report on Registrant's financial statements for each of the fiscal years ended December 31, 2003 and 2002 (collectively, the "Prior Fiscal Periods") did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Former Auditor's reports on the Registrant's financial statements for the Prior Fiscal Periods contained an explanatory paragraph indicating that there was substantial doubt as to the Registrant's ability to continue as a going concern.

      During either of the Prior Fiscal Periods or the period from January 1, 2004 through February 8, 2005 (the "Interim Period"), there were no disagreements between the Registrant and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (the "Disagreements"), which Disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the Disagreements in connection with its report on the Registrant's financial statements.

      On February 9, 2005, the Registrant's Audit Committee engaged the firm of Macias Gini & Company LLP (the "New Auditor") as the Registrant's independent auditor for the fiscal year ending December 31, 2004. The Registrant did not consult the New Auditor with respect to either of the Prior Fiscal Periods or the Interim Period as regards either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject to any Disagreement or a reportable event as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      The Registrant has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor.

      The Registrant has provided the Former Auditor with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K. The Registrant requested that the Former Auditor furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired - None

(b) Pro Forma Financial Information - None

(c) Exhibits:

Exhibit No.    Description

    16.1       Letter from BDO Seidman, LLP to the SEC dated February 10, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2005


                                  GraphOn Corp



                               By: /s/ William Swain
                                   ---------------------------
                                   Name:  William Swain
                                   Title:  Chief Financial Officer